                                                                   EXHIBIT 10.22
CT 804852 SMC/I
Recording Requested By
CHICAGO TITLE COMPANY,
and When Recorded Return to:
MOORE & VAN ALLEN, PLLC
100 North Tryon Street, Floor 27
Charlotte, North Carolina 28202-4003
Attention: Todd Caraway, Esq.

APN #160-53-003

                         MEMORANDUM OF LEASE AGREEMENT
                                      AND
                             LEASE SUPPLEMENT NO. 2
                                      AND
                                 DEED OF TRUST

                           dated as of April 23, 1999

                                     among

                          VERITAS SOFTWARE CORPORATION
                                 as the Lessee,

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
             not individually but solely as Owner Trustee under the
                                VS Trust 1999-1,
                                 as the Lessor,

                                      and

                             CHICAGO TITLE COMPANY,
                                   as Trustee



                             Location of Premises:
                             County of Santa Clara
                              State of California




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     THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. 2 AND DEED OF
TRUST ("Memorandum"), dated as of April 23, 1999, is by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 1999-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor"), VERITAS SOFTWARE CORPORATION, a Delaware corporation, doing business in California as Veritas Storage Management Corp., with an office at 1600 Plymouth Street, Mountain View, California 94043 (hereinafter referred to as "Lessee") and CHICAGO TITLE COMPANY, with an office at 110 West Taylor Street, San Jose, California 95110 (hereinafter referred to as "Trustee").

                                  WITNESSETH:

     That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

     1. CERTAIN DEFINITIONS AND REFERENCE TERMS. To the extent any capitalized term is not defined herein, such term shall have the meaning set forth in Appendix A to that certain Participation Agreement dated as of April 23, 1999 by and among the Grantor, Veritas Software Corporation, a Delaware corporation, the various parties thereto from time to time, as the Guarantors, the various banks and other lending institutions which are parties thereto from time to time, as Holders and Lenders, and NationsBank, N.A., as Agent for the Lenders and the Holders.

     2. DEMISED PREMISES AND DATE OF LEASE. Lessor has leased to Lessee, and Lessee has leased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in Santa Clara County, California which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a Master Lease Agreement between Lessor and Lessee dated as of April 23, 1999 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No. 2 between Lessor and Lessee dated as of April 23, 1999 (the "Lease Supplement").

     3. TERM, RENEWAL, EXTENSION AND PURCHASE OPTION. The term of the Lease for the Property ("Term") commenced as of April 23, 1999 and shall end as of April 23, 2004, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease. The Lease contains provisions for renewal and extension. The tenant has a purchase option under the Lease.

     4.   TAX PAYER NUMBERS.

          Lessor's tax payer number: 87-6243518.

          Lessee's tax payer number: 94-2823068.

     5. DEED OF TRUST; POWER OF SALE. (a) It is the intent of the parties that: (i) the Lease constitutes an operating lease from Lessor to the Lessee for purposes of the Lessee's financial

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reporting, (ii) the Lease and other transactions contemplated hereby preserve ownership of the Properties in the Lessee for federal and state income tax and bankruptcy purposes, (ii) the Lease grants to Lessor a Lien on the Property covered thereby, and (iv) the obligations of the Lessee to pay Basic Rent and any part of the Termination Value shall be treated as payments of interest and principal, respectively, for federal and state income tax and bankruptcy purposes. Lessor shall be deemed to have a valid ad binding security interest in and Lien on the Property, free and clear of all Liens other than Permitted Liens, as security for the obligations of the Lessee under the Operative Agreements (it being understood and agreed that the Lessee does hereby grant a Lien, and convey, transfer, assign, mortgage and warrant to Lessor and its successors, transferees and assigns, the Property and any proceeds or products thereof, to have and hold the same as collateral security for the payment and performance of the obligations of the Lessee under the Operative Agreements) each of the parties hereto agrees that it will not, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the preparation or filing or any income tax return, including an amended income tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 5.

     (b) Specifically, without limiting the generality of Section 5(a), the parties hereto intend and agree that in the event of any insolvency or receivership proceeds or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any state or commonwealth thereof affecting Lessee or Lessor or any collection actions, the transactions evidenced by the Lease and the Operative Agreements shall be regarded as loans made by the Lenders and the Holders to the Lessee.

     (c) Specifically, without limiting the generality of Section 5(b), the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Agreements, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any state or commonwealth thereof affecting the Lessee and the Lessor, or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Lenders and the Holders as unrelated third party lenders to the Lessee secured by the Property (it being understood that the Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Lessor, and grants a security interest in, the Property (consisting of a leasehold deed of trust with respect to all right, title and interest of the Lessee in and to the Land and a fee deed of trust with respect to all right, title and interest of Lessee in and to the fee title to, and reversionary interest in, the Property) and a leasehold deed of trust on the Lessee's leasehold estate under the Lease, all to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease and the other Operative Agreements shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void.

     As additional security for the Rent, the Termination Value and all other sums owed to the Lessor by the Lessee under the Lease, the Lessee does hereby grant, bargain, sell, transfer and


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convey unto the Trustee, its successors in trust and assigns, IN TRUST, WITH
POWER OF SALE, all of the Lessee's right, title and interest in and to the Property, together with all of the right, power and authority of the Lessee to alter, modify or change the terms, conditions and provisions of the Lease and any other lease pertaining to the Property, to consent to any request made by a tenant or landlord pursuant thereto, or to surrender, cancel or terminate the same or to accept any surrender, cancellation or termination of the same, together with all of the options, rights, powers and privileges of the Lessee under any lease pertaining to the Property, whether heretofore or hereafter existing, including, without limitation, the rights and options to purchase the Property contained in Articles XIX and XX of the Lease, and all present and future right, title and interest of the Lessee in and to (i) all refunds, tax abatement agreements, rebates, reserves, deferred payments, deposits, cost; savings, awards and payments of any kind due from or payable by (a) any Governmental Authority, or (b) any insurance or utility company, in each case under clause (a) or (b) above in respect of the Property, and (ii) all refunds, rebates and payments of any kind due from or payable by any Governmental Authority for any taxes, assessments or governmental or quasi-governmental charges or levies imposed upon the Lessee in respect of the Property, and all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Property or any construction on the Property, all proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the proceeds of insurance and condemnation awards in respect of the Property or any portion thereof, all additional estates, rights and interests hereafter acquired by the Lessee in the Property, or any portion thereof, together with all proceeds of the conversion, whether voluntary or involuntary, of any of the Property into cash or other liquid claims, including without limitation, all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of any casualty, any exercise of the right of eminent domain or deed in lieu thereof, any injury to the Property and any defect in title in the Property or other matter insured under any policy of title insurance, together with attorney's fees, costs and disbursements incurred by the Lessor in connection with the collection of such awards, payments and proceeds, and the Lessee further grants to the Lessor, pursuant to the California Uniform Commercial Code (the "UCC"), a security interest in all present and future right, title and interest of the Lessee in and to any portion of the foregoing property for which a security interest may be created under the UCC.

     To have and to hold the same whether now owned or held or hereafter acquired unto the Trustee, its successors-in-trust forever, IN TRUST, WITH POWER OF SALE, to secure to the Lessor the payment of the Rent, the Termination Value and all other sums owing to the Lessor under the Lease and the performance and observance of the terms, covenants, warranties, conditions, agreements and obligations under the Lease. If the Lessee shall pay all sums due under the Lease when due according to the terms thereof and shall otherwise fully and properly perform and comply with all of the obligations, agreements, terms and conditions of the Lease, then this conveyance shall become null and void.

     In the event of the occurrence of a Lease Event of Default, then the Lessor shall have all rights and remedies set forth in the Lease including, without limitation the right to foreclosure its interest (or cause such interest to be foreclosed) in any or all of the Property in accordance with

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applicable law. The Trustee and the Lessor and each of them are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property or any part thereof and to take possession of the Property and exercise without interference from the Lessee, any and all rights which the Lessee has with respect to the management, possession, operation, protection or preservation of the Property; provided, however, that Lessee shall be entitled, up to 30 days after the termination of the Lessee's occupancy of the Property to enter the Property during normal business hours for the purpose of removing its personal property and trade fixtures therefrom at its expense, provided that such personal property and trade fixtures are not Improvements and Lessee repairs any damage to the Improvements caused by such removal.

     It is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE THE PROPERTY AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE LESSEE UNDER THIS INSTRUMENT.

     The proceeds of any sale held by Trustee or Lessor or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied first to all costs and expenses of the sale, including but not limited to, reasonable Trustee's fees and then as provided in Section
22.2 of the Lease.

     If the Lessor so elects, the Trustee may sell any personal property covered by this instrument at one or more separate sales in any manner permitted by the UCC. One or more exercises of the powers herein granted shall not extinguish nor exhaust such powers until the entire Property is sold or until the entire amounts evidenced and/or secured by the Lease and the Operative Agreements is paid in full.

     (d) Specifically, but without limiting the generality of Section 5(b), the Lessor and the Lessee further intend and agree that, with respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment, of the above-described obligations to the Lessor, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the UCC;
(ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor of a lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such obligations, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor and its successors and assigns, forever, provided always that these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void; (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as


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applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under applicable law. The Lessor and the Lessee shall, to the extent consistent with this Memorandum, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under applicable law and will be maintained as such throughout the Term.

     6. EFFECT OF MEMORANDUM. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.

     7.   PURCHASE OPTION IN FAVOR OF LESSEE.  Lessee has a Purchase Option
(as such term is defined in Section 20.1 of the Lease) respecting the Property pursuant to and in accordance with the terms and provisions of the Lease, which provides, inter alia, that upon payment by Lessee of the Termination Value and related amounts set forth therein, Lessor shall convey the Property to Lessee in accordance with the procedure set forth therein.

     8. RATIFICATION. The terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Memorandum, the terms of the Lease shall control.

     9. GOVERNING LAW. THE LEASE AND THIS MEMORANDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF EXCEPT TO THE EXTENT THE LAWS OF CALIFORNIA ARE REQUIRED TO APPLY WITH RESPECT TO THE RECORDING AND ENFORCEMENT OF THIS MEMORANDUM.

     10. COUNTERPART EXECUTION. This Memorandum may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

     11. FUTURE ADVANCES; REVOLVING CREDIT. In the event a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties pursuant to Section 5 hereof, then this instrument will be deemed given to secure not only existing financing, but also future advances made pursuant to or as provided in the Lease, whether such advances are obligatory or to be made at the option of the Lessor, or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution


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hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded.

        [The remainder of this page has been intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                LESSOR:

                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 1999-1


                                By: /s/ VAL T. ORTON
                                    -------------------------
                                Name: Val T. Orton
                                      -----------------------
                                Title: Vice President
                                       ----------------------

                                First Security Bank, National Association
                                79 South Main Street
                                Salt Lake City, Utah 84111
                                Attn: Val T. Orton
                                      Vice President

                                LESSEE:

                                VERITAS SOFTWARE CORPORATION

                                By:
                                    -------------------------
                                Name:
                                      -----------------------
                                Title:
                                       ----------------------

                                Veritas Software Corporation
                                1600 Plymouth Street
                                Mountain View, California 94043
                                Attn: Jay Jones, Esq.

     IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                                LESSOR:

                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 1999-1


                                By:
                                    -------------------------
                                Name:
                                      -----------------------
                                Title:
                                       ----------------------

                                First Security Bank, National Association
                                79 South Main Street
                                Salt Lake City, Utah 84111
                                Attn: Val T. Orton
                                      Vice President

                                LESSEE:

                                VERITAS SOFTWARE CORPORATION*

                                By: /s/ KEN LONCHAR
                                    -------------------------
                                Name: Ken Lonchar
                                      -----------------------
                                Title: Sr. VP & CFO
                                       ----------------------

                                Veritas Software Corporation
                                1600 Plymouth Street
                                Mountain View, California 94043
                                Attn: Jay Jones, Esq.

* doing business in California as Veritas Storage Management Corp.

STATE OF UTAH

COUNTY OF SALT LAKE

     On April 21, 1999 before me, Mark Graham, Notary Public in and for said County and State, personally appeared Val T. Orton as Vice President of First Security Bank, National Association, not individually but solely as Owner Trustee under the VS Trust 1999-1 personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted executed the instrument.

WITNESS my hand and official seal.


Signature /s/ Mark Graham
          ------------------------

               [SEAL]

State of California

County of Santa Clara

On April 20, 1999 before me,         Rosa Elizabeth Carretero
   --------------            ----------------------------------------------
       Date                            Name and Title of Officer
                                   (e.g., "Jane Doe, Notary Public")

personally appeared                   Ken Lonchar
                    -------------------------------------------------------
                                  Name(s) of Signer(s)

[X] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person whose name is
                                      subscribed to the within instrument and
                                      acknowledged to me that he executed the
    [SEAL] same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                       WITNESS my hand and official seal


                                            /s/ ROSA ELIZABETH CARRETERO
                                       ---------------------------------------
                                             Signature of Notary Public

                                   Schedule 1


All that certain Real Property in the City of Mountain View, County of Santa Clara, State of California, described as follows:

All of Lot 23, as shown upon that certain Map entitled, "Tract No. 2724 Ellis-Middlefield Industrial Park", which Map was filed for Record in the Office of the Recorder of the County of Santa Clara, State of California, on June 16, 1960 in Book 121 of Maps, at Pages 40, 41, 42, 43 and 44.